Exhibit 31

Certification of Chief Executive Officer and Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Stephen Brock, certify that:

1.

I have reviewed this Quarterly Report of Public Company Management Corporation on Form 10-QSB for the quarterly period ended December 31, 2005;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements  made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information  included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.

As the small business issuer's certifying officer,  I  am responsible for  establishing and maintaining disclosure controls and procedures (as defined  in  Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

a.

Designed such disclosure controls and procedures, or caused such disclosure controls and  procedures to be designed under my supervision, to ensure that material information relating to the small business issuer,  including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b.

Evaluated the effectiveness of the small business issuer's disclosure  controls and procedures and presented in this report my conclusions about  the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c.

Disclosed  in this  report any  change in  the small business issuer's  internal control over  financial reporting that occurred during the small  business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.

I have disclosed, based on my  most recent evaluation of internal control over  financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

a.

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record,  process, summarize and report financial information; and

b.

Any fraud, whether or not material, that involves management or other  employees who have a significant role in the small business issuer's internal control over financial reporting.

Date:  February 14, 2006

By:

/s/ Stephen Brock

Stephen Brock,

Chief Executive Officer, and

Principal Financial Officer